UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 3, 2009, Flagstar Bancorp, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the three and nine months ended September 30, 2009. The text of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the three and nine months ended September 30, 2009 as part of its Quarterly Report on Form 10-Q covering those periods.
The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure
On November 3, 2009, the Company held a quarterly conference call to review third quarter 2009 earnings and furnished a slide presentation to accompany the call. A copy of the slide presentation used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
The information contained in this Form 8-K is not intended as a solicitation to buy the Company’s stock and is provided for general information. This Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements about the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based upon various factors (some of which may be beyond the Company’s control). The words “may,” “could,” “should,” “would,” “believe,” and similar expressions are intended to identify forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the period ended March 31, 2009, and its Quarterly Report on Form 10-Q for the period ended June 30, 2009, each as filed with the Securities and Exchange Commission and available on the Company’s website (www.flagstar.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update any of those forward-looking statements to reflect the impact of circumstances or events that may arise after the respective dates of the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release of Flagstar Bancorp, Inc. dated November 3, 2009

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides — Third Quarter 2009 Financial Results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: November 3, 2009	By:	/s/ Paul D. Borja Paul D. Borja
Executive Vice-President and CFO